UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 614-921-8170

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INLX	NYSE American

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

The Company has prepaid and terminated, without penalty, notes payable with a maturity date of December 31, 2025, issued to various accredited investors. The aggregate amount prepaid was $1,373,740, consisting of $1,339,500 in principal and $34,240 in interest. Of this prepayment, $545,772 in principal and interest was paid to related parties including Michael N. Taglich, a director and beneficial owner of more than 10% of the outstanding stock in the Company, and Robert F. Taglich, a beneficial owner of more than 10% of the outstanding stock in the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

2025 Annual Meeting of Stockholders

On June 18, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). A total of 4,341,458 shares of Common Stock were issued and outstanding on April 21, 2025, the record date for the 2025 Annual Meeting, and were entitled to vote thereat, of which 2,207,584 shares were present, in person or by proxy, thus constituting a quorum at the 2025 Annual Meeting.

Set forth below are the voting results on each of the two proposals submitted to and voted upon by the stockholders at the 2025 Annual Meeting, which proposals are described in the Company’s Proxy Statement for the 2025 Annual Meeting:

Proposal 1:	Election of Directors

The following nominees were elected as directors, each to serve for a term of one year and until his successor is duly elected and qualified, by the vote set forth below:

	For	Withheld
Michael N. Taglich	1,997,032	35,362
James F. DeSocio	2,031,773	621
John Guttilla	2,028,256	4,138
Stanley P. Jaworski, Jr.	2,028,910	3,484
Paul Seid	2,031,773	621
Russell Bernier	2,030,773	1,621

Proposal 2:	Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment by the Audit Committee of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, by the vote set forth below:

For	Against	Abstain
2,207,027	557	0

Item 8.01 Other Events.

On June 24, 2025, the Company issued a press release announcing the prepayment of its outstanding promissory notes, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

The information reported under this Item 8.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit
99.1	Press release issued by Intellinetics, Inc. on June 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ James F. DeSocio
James F. DeSocio
President and Chief Executive Officer

Dated: June 24, 2025